Coast
                               Continuing Guaranty

Co-Borrower:      Kendall Square Teleconferencing, Inc.,
                  a Massachusetts corporation
Address:          1 Kendall Square, Suite 328
                  Cambridge, Massachusetts 02139

Co-Borrower:      Conference Source International, Inc.,
                  a Georgia corporation
Address:          100 Hartsfield Center Parkway
                  Atlanta, Georgia 30354

Co-Borrower:      Telephone Business Meetings, Inc.,
                  a Delaware corporation
Address:          1861 Wiehle Avenue
                  Reston, Virginia 20190-5200

Co-Borrower:      Call Points, Inc.,
                  a Delaware corporation
Address:          1500 Hunter Loop Road
                  Montgomery, Alabama 36108

Co-Borrower:      American Conferencing Company, Inc.,
                  a Delaware corporation
Address:          690 Kinderkamack Road
                  Oradell, New Jersey 07649

Co-Borrower:      Communication Development Corporation,
                  a Connecticut corporation
Address:          30 Main Street, Suite 400
                  Danbury, Connecticut 06810

Guarantor:        VIALOG Corporation
                  35 New England Business Center, Suite 160
                  Andover, Massachusetts 01810

Date:             September 30, 1998

         This Continuing Guaranty is executed by the above-named guarantor ("Guarantor"), as of the above date, in favor of COAST BUSINESS CREDIT(R), a division of Southern Pacific Bank ("Coast"), a California corporation, with offices at 12121 Wilshire Boulevard, Suite 1111, Los Angeles, California 90025, with respect to the Indebtedness of the above-referenced Co-Borrowers jointly and severally (except where expressly stated otherwise or unless the context requires a different meaning, reference to "Borrower" in this Continuing Guaranty, and all documents and agreements related thereto, shall mean each of the above-referenced Co-Borrowers, jointly and severally). All capitalized terms not otherwise defined herein shall have the meaning assigned to them in the Loan and Security Agreement dated as of the date hereof between Borrower and Coast (the "Loan Agreement").

         1. Continuing Guaranty. Guarantor hereby unconditionally guarantees and promises to pay on demand to Coast, which demand shall be made by Coast only after the occurrence of an Event of Default under the Loan Agreement, at the address indicated above, or at such other address as Coast may direct, in lawful money of the United States, and to perform for the benefit of Coast, all Indebtedness of Borrower now or hereafter owing to or held by Coast. As used herein, the term "Indebtedness" is used in its most comprehensive sense and shall mean and include without limitation: (a) any and all debts, duties, obligations, liabilities, representations, warranties and guaranties of Borrower or any one or more of them, heretofore, now, or hereafter made, incurred, or created, whether directly to Coast or acquired by Coast by assignment or otherwise, or held by Coast on behalf of others, however arising, whether voluntary or involuntary, due or not due, absolute or contingent, liquidated or unliquidated, certain or uncertain, determined or undetermined, monetary or nonmonetary, written or oral, and whether Borrower may be liable individually or jointly with others, and regardless of whether recovery thereon may be or hereafter become barred by any statute of limitations, discharged or uncollectible in any bankruptcy, insolvency or other proceeding, or otherwise unenforceable; and (b) any and all amendments, modifications, renewals and extensions of any or all of the foregoing, including without limitation amendments, modifications, renewals and extensions which are evidenced by any new or additional instrument, document or agreement; and (c) any and all reasonable attorneys' fees, court costs, and collection charges incurred in endeavoring to collect or enforce any of the foregoing against Borrower, Guarantor, or any other person liable thereon (whether or not suit be brought) and any other expenses of, for or incidental to collection thereof. As used herein, the term "Borrower" shall include any successor to substantially all the business and assets of Borrower, and shall also include Borrower in its capacity as a debtor or debtor in possession under the federal Bankruptcy Code, and any trustee, custodian or receiver for Borrower or any of its assets, should Borrower hereafter become the subject of any bankruptcy or insolvency proceeding, voluntary or involuntary; and all indebtedness, liabilities and obligations incurred by any such person shall be included in the Indebtedness guaranteed hereby. This Guaranty is given in consideration for credit and other financial accommodations which may, from time to time, be given by Coast to Borrower in Coast's sole discretion, but Guarantor acknowledges and agrees that acceptance by Coast of this Guaranty shall not constitute a commitment of any kind by Coast to extend such credit or other financial accommodation to Borrower or to permit Borrower to incur Indebtedness to Coast. All sums due under this Guaranty shall bear interest from the date due until the date paid at the highest rate charged with respect to any of the Indebtedness.
         2. Waivers. Guarantor, to the maximum extent permitted by law, hereby waives: (a) presentment for payment, notice of dishonor, protest, and notice thereof as to any instrument, and all other notices and demands to which Guarantor might be entitled, including without limitation notice of all of the following: the acceptance hereof; the creation, existence, or acquisition of any Indebtedness; the amount of the Indebtedness from time to time outstanding; disposition of any property which secures any or all of the Indebtedness or which secures the obligations of any other guarantor of any or all of the
Indebtedness; any adverse change in Borrower's financial position; any other fact which might increase Guarantor's risk; any default, partial payment or non-payment of all or any part of the Indebtedness; the occurrence of any other Event of Default (as hereinafter defined); any and all agreements and arrangements between Coast and Borrower and any changes, modifications, or extensions thereof, and any revocation, modification or release of any guaranty of any or all of the Indebtedness by any person (including without limitation any other person signing this Guaranty); (b) any right to require Coast to institute suit against, or to exhaust its rights and remedies against, Borrower or any other person, or to proceed against any property of any kind which secures all or any part of the Indebtedness, or to exercise any right of offset or other right with respect to any reserves, credits or deposit accounts held by or maintained with Coast or any indebtedness of Coast to Borrower, or to exercise any other right or power, or pursue any other remedy Coast may have;
(c) any defense arising by reason of any disability or other defense of Borrower or any other guarantor or any endorser, co-maker or other person, or by reason of the cessation from any cause whatsoever of any liability of Borrower or any other guarantor or any endorser, co-maker or other person, with respect to all or any part of the Indebtedness, or by reason of any act or omission of Coast or others which directly or indirectly results in the discharge or release of Borrower or any other guarantor or any other person or any Indebtedness or any security therefor, whether by operation of law or otherwise; (d) any defense arising by reason of any failure of Coast to obtain, perfect, maintain or keep in force any security interest in, or lien or encumbrance upon, any property of Borrower or any other person; (e) any defense based upon any failure of Coast to give Guarantor notice of any sale or other disposition of any property securing any or all of the Indebtedness, or any defects in any such notice that may be given, or any failure of Coast to comply with any provision of applicable law in enforcing any security interest in or lien upon any property securing any or all of the Indebtedness including, but not limited to, any failure by Coast to dispose of any property securing any or all of the Indebtedness in a commercially reasonable manner; (f) any defense based upon or arising out of any bankruptcy, insolvency, reorganization, arrangement, readjustment of debt, liquidation or dissolution proceeding commenced by or against Borrower or any other guarantor or any endorser, co-maker or other person, including without limitation any discharge of, or bar against collecting, any of the Indebtedness (including without limitation any interest thereon), in or as a result of any such proceeding; and (g) the benefit of any and all statutes of limitation with respect to any action based upon, arising out of or related to this Guaranty. Until all of the Indebtedness has been paid, performed, and discharged in full, nothing shall discharge or satisfy the liability of Guarantor hereunder except the full performance and payment of all of the Indebtedness. If any claim is ever made upon Coast for repayment or recovery of any amount or amounts received by Coast in payment of or on account of any of the Indebtedness, because of any claim that any such payment constituted a preferential transfer or fraudulent conveyance, or for any other reason whatsoever, and Coast repays all or part of said amount by reason of any judgment, decree or order of any court or administrative body having jurisdiction over Coast or any of its property, or by reason of any settlement or compromise of any such claim effected by Coast with any such claimant (including without limitation the Borrower), then and in any such event, Guarantor agrees that any such judgment, decree, order, settlement and compromise shall be binding upon Guarantor, notwithstanding any revocation or release of this Guaranty or the cancellation of any note or other instrument evidencing any of the Indebtedness, or any release of any of the Indebtedness, and the Guarantor shall be and remain liable to Coast under this Guaranty for the amount so repaid or recovered, to the same extent as if such amount had never originally been received by Coast, and the provisions of this sentence shall survive, and continue in effect, notwithstanding any revocation or release of this Guaranty. Until all of the Indebtedness has been irrevocably paid and performed in full, Guarantor hereby expressly and unconditionally waives all rights of subrogation, reimbursement and indemnity of every kind against Borrower, and all rights of recourse to any assets or property of Borrower, and all rights to any collateral or security held for the payment and performance of any Indebtedness, including (but not limited to) any of the foregoing rights which Guarantor may have under any present or future document or agreement with any Borrower or other person, and including (but not limited to) any of the foregoing rights which Guarantor may have under any equitable doctrine of subrogation, implied contract, or unjust enrichment, or any other equitable or legal doctrine. Neither Coast, nor any of its directors, officers, employees, agents, attorneys or any other person affiliated with or representing Coast shall be liable for any claims, demands, losses or damages, of any kind whatsoever, made, claimed, incurred or suffered by Guarantor or any other party through the ordinary negligence of Coast, or any of its directors, officers, employees, agents, attorneys or any other person affiliated with or representing Coast.

         3. Consents. Guarantor hereby consents and agrees, to the maximum extent permitted by law, that, without notice to or by Guarantor and without affecting or impairing in any way the obligations or liability of Guarantor hereunder, Coast may, from time to time before or after revocation of this Guaranty, do any one or more of the following in Coast's sole and absolute discretion: (a) accelerate, accept partial payments of, compromise or settle, renew, extend the time for the payment, discharge, or performance of, refuse to enforce, and release all or any parties to, any or all of the Indebtedness; (b) grant any other indulgence to Borrower or any other person in respect of any or all of the Indebtedness or any other matter; (c) accept, release, waive, surrender, enforce, exchange, modify, impair, or extend the time for the performance, discharge, or payment of, any and all property of any kind securing any or all of the Indebtedness or any guaranty of any or all of the Indebtedness, or on which Coast at any time may have a lien, or refuse to enforce its rights or make any compromise or settlement or agreement therefor in respect of any or all of such property; (d) substitute or add, or take any action or omit to take any action which results in the release of, any one or more endorsers or guarantors of all or any part of the Indebtedness, including, without limitation one or more parties to this Guaranty, regardless of any destruction or impairment of any right of contribution or other right of Guarantor; (e) amend, alter or change in any respect whatsoever any term or provision relating to any or all of the Indebtedness, including the rate of interest thereon; (f) apply any sums received from Borrower, any other guarantor, endorser, or co-signer, or from the disposition of any collateral or security, to any indebtedness whatsoever owing from such person or secured by such collateral or security, in such manner and order as Coast determines in its sole discretion, and regardless of whether such indebtedness is part of the Indebtedness, is secured, or is due and payable; (g) apply any sums received from Guarantor or from the disposition of any collateral or security securing the obligations of Guarantor, to any of the Indebtedness in such manner and order as Coast determines in its sole discretion, regardless of whether or not such Indebtedness is secured or is due and payable. Guarantor, to the maximum extent permitted by law, consents and agrees that Coast shall be under no obligation to marshal any assets in favor of Guarantor, or against or in payment of any or all of the Indebtedness. Guarantor further consents and agrees that any and all duties and responsibilities imposed on Coast by operation of law or otherwise with respect to any property securing any or all of the Indebtedness shall be deemed waived to the extent such duties or responsibilities may be waived by consent or agreement of the parties. Without limiting the generality of the foregoing, Coast shall have no obligation to monitor, verify, audit, examine, or obtain or maintain any insurance with respect to, any property securing any or all of the Indebtedness.

         4. Account Stated. Coast's books and records showing the account between it and the Borrower shall be admissible in evidence, to the maximum extent permitted by law, in any action or proceeding as prima facie proof of the items therein set forth. Coast's monthly statements rendered to the Borrower shall be binding upon the Guarantor (whether or not the Guarantor receives copies thereof), and shall constitute an account stated between Coast and the Borrower, unless Coast receives a written statement of the Borrower's exceptions within 30 days after the statement was mailed to the Borrower. The Guarantor assumes full responsibility for obtaining copies of such monthly statements from the Borrower, if the Guarantor desires such copies.

         5. Exercise of Rights and Remedies; Foreclosure of Trust Deeds. Guarantor, to the maximum extent permitted by law, consents and agrees that, without notice to or by Guarantor and without affecting or impairing in any way the obligations or liability of Guarantor hereunder, Coast may, from time to time, before or after revocation of this Guaranty, exercise any right or remedy it may have with respect to any or all of the Indebtedness or any property securing any or all of the Indebtedness or any guaranty thereof, including without limitation judicial foreclosure, nonjudicial foreclosure, exercise of a power of sale, and taking a deed, assignment or transfer in lieu of foreclosure as to any such property, and Guarantor, to the maximum extent permitted by law, expressly waives any defense based upon the exercise of any such right or remedy, notwithstanding the effect thereof upon any of Guarantor's rights, including without limitation, any destruction of Guarantor's right of subrogation against Borrower and any destruction of Guarantor's right of contribution or other right against any other guarantor of any or all of the Indebtedness or against any other person, whether by operation of Sections 580a, 580d or 726 of the California Code of Civil Procedure, or any comparable provisions of the laws of any other jurisdiction, or any other statutes or rules of law or decisional law now or hereafter in effect, or otherwise ("Comparable Law"). Without limiting the generality of the foregoing, to the maximum extent permitted by law, (a) Guarantor waives all rights and defenses arising out of an election of remedies by Coast, even though that election of remedies, such as a nonjudicial foreclosure with respect to security for any of the Indebtedness, has destroyed the Guarantor's rights of subrogation and reimbursement against the principal by the operation of Section 580d of the Code of Civil Procedure or Comparable Law; (b) Guarantor further waives all rights and defenses arising out of an election of remedies by Coast, even though that election of remedies, such as a nonjudicial foreclosure with respect to security for any of the Indebtedness, has destroyed the Guarantor's rights of subrogation, reimbursement and contribution against any other guarantor of the guaranteed obligation, by the operation of Section 580d of the Code of Civil Procedure or Comparable Law;
(c) Guarantor understands that if Coast forecloses any present or future trust deed, which secures any or all of the Indebtedness or which secures any other guaranty of any or all of the Indebtedness, by nonjudicial foreclosure, Guarantor may, as a result, have a complete defense to liability under this

Guaranty, based on the legal doctrine of estoppel and Sections 580a, 580d or 726 of the California Code of Civil Procedure or Comparable Law, and Guarantor hereby expressly waives all such defenses. (d) Guarantor understands and agrees that, in the event Coast in its sole discretion forecloses any trust deed now or hereafter securing any or all of the Indebtedness, by nonjudicial foreclosure, Guarantor will remain liable to Coast for any deficiency, even though Guarantor will lose his right of subrogation against the Borrower, and even though Guarantor will be unable to recover from the Borrower the amount of the deficiency for which Guarantor is liable, and even though Guarantor may have retained his right of subrogation against Borrower if Coast had foreclosed said trust deed by judicial foreclosure as opposed to nonjudicial foreclosure, and even though absent the waivers set forth herein Guarantor may have had a complete defense to any liability for any deficiency hereunder; (e) Guarantor understands and agrees that, in the event Coast in its sole discretion forecloses any trust deed now or hereafter securing any other guaranty of any or all of the Indebtedness, by nonjudicial foreclosure, Guarantor will remain liable to Coast for any deficiency, even though Guarantor will lose his right of subrogation or contribution against the other guarantor, and even though Guarantor will be unable to recover from the other guarantor any part of the deficiency for which Guarantor is liable, and even though Guarantor may have retained his right of subrogation or contribution against the other guarantor if Coast had foreclosed said trust deed by judicial foreclosure as opposed to nonjudicial foreclosure, and even though absent the waivers set forth herein Guarantor may have had a complete defense to any liability for any deficiency hereunder.

         6. Acceleration. Notwithstanding the terms of all or any part of the Indebtedness, the obligations of the Guarantor hereunder to pay and perform all of the Indebtedness shall, at the option of Coast, immediately become due and payable, without notice, and without regard to the expressed maturity of any of the Indebtedness, in the event: (a) any warranty, representation, statement, report, or certificate made or delivered to Coast by Borrower or Guarantor, or any of their respective officers, partners, employees, or agents, is incorrect, false, untrue, or misleading when given in any material respect, or (b) Borrower or Guarantor shall fail to pay or perform when due all or any part of the Indebtedness; or (c) Guarantor shall fail to pay or perform within 5 days after the same is due any indebtedness or obligation of Guarantor to Coast or to any parent, subsidiary or corporate affiliate of Coast, whether under this Guaranty or any other instrument, document, or agreement heretofore or hereafter entered into; or (d) there occurs in Coast's good faith exercise of reasonable judgment a material impairment of the prospect of payment or performance of any or all of the Indebtedness; or (e) any event shall occur which does result in the acceleration of the maturity of any indebtedness of Borrower or Guarantor to others in excess of $25,000 (regardless of any requirement of notice, opportunity to cure or other condition prior to the exercise of any right of acceleration); or (f) Borrower or Guarantor shall fail promptly to perform or comply with any term or condition of any agreement with any third party which does or could result in a material adverse effect on the business of Borrower or Guarantor unless timely cured or waived in writing by such third party; or (g) there shall be made or exist any levy, assessment, attachment, seizure, lien, or encumbrance for any cause or reason whatsoever upon all or any material part of the property of Borrower or Guarantor (unless discharged by payment, release or bond not more than ten days after such event has occurred); or (h) there shall occur the dissolution, termination of existence, insolvency, or business failure of Borrower or Guarantor, or the appointment of a receiver, trustee or custodian for Borrower or Guarantor or all or any part of the property of either of them, or the assignment for the benefit of creditors by Borrower or Guarantor, or the commencement of any proceeding by or against Borrower or Guarantor under any reorganization, bankruptcy, insolvency, arrangement, readjustment of debt, dissolution or liquidation law or statute of any jurisdiction, now or hereafter in effect which, if commenced by or against Borrower or Guarantor, is not dismissed within thirty (30) days; or (i) Borrower or Guarantor shall be deceased or declared incompetent by any court or a guardian or conservator shall be appointed for either of them or for the property of either of them; or (j) Guarantor or Borrower shall generally not pay their respective debts as they become due or shall enter into any agreement (whether written or oral), or offer to enter into any such agreement, with all or a significant number of its creditors regarding any moratorium or other indulgence with respect to its debts or the participation of such creditors or their representatives in the supervision, management, or control of the business of either of them; or (k) Borrower or Guarantor shall conceal, remove or permit to be concealed or removed any part of its property, with intent to hinder, delay or defraud its creditors, or make or suffer any transfer (unless it is permitted by the Loan Agreement) of any of its property which would be fraudulent under any bankruptcy, fraudulent conveyance or similar law, or shall make any transfer (not permitted by law) of its property to or for the benefit of any creditor at a time when other creditors similarly situated have not been paid; or (l) the board of directors or shareholders of Borrower or Guarantor shall adopt any resolution or plan for its dissolution or the liquidation of all or substantially all of its assets; or
(m) Guarantor shall revoke this Guaranty or contest or deny liability under this Guaranty. All of the foregoing are hereinafter referred to as "Events of Default".

         7. Right to Attachment Remedy. Guarantor agrees that, notwithstanding the existence of any property securing any or all of the Indebtedness, Coast shall have all of the rights of an unsecured creditor of Guarantor, including without limitation the right to obtain a temporary protective order and writ of attachment against Guarantor with respect to any sums due under this Guaranty. Guarantor further agrees that in the event any property secures the obligations of Guarantor under this Guaranty, to the extent that Coast, in its sole and absolute discretion, determines prior to the disposition of such property that the amount to be realized by Coast therefrom may be less than the indebtedness of the Guarantor under this Guaranty, Coast shall have all the rights of an unsecured creditor against Guarantor, including without limitation the right of Coast, prior to the disposition of said property, to obtain a temporary protective order and writ of attachment against Guarantor. Guarantor, to the maximum extent permitted by law, waives the benefit of Section 483.010(b) of the California Code of Civil Procedure or Comparable Law and of any and all other statutes and rules of law now or hereafter in effect requiring Coast to first resort to or exhaust all such collateral before seeking or obtaining any attachment remedy against Guarantor. Coast shall have no liability to Guarantor as a result thereof, whether or not the actual deficiency realized by Coast is less than the anticipated deficiency on the basis of which Coast obtains a temporary protective order or writ of attachment.

         8. Indemnity. Guarantor hereby agrees to indemnify Coast and hold Coast harmless from and against any and all claims, debts, liabilities, demands, obligations, actions, causes of action, penalties, costs and expenses (including without limitation attorneys' fees), of every nature, character and description, which Coast may sustain or incur based upon or arising out of any of the
Indebtedness, any actual or alleged failure to collect and pay over any withholding or other tax relating to Borrower or its employees, any relationship or agreement between Coast and Borrower, any actual or alleged failure of Coast to comply with any writ of attachment or other legal process relating to Borrower or any of its property, or any other matter, cause or thing whatsoever occurred, done, omitted or suffered to be done by Coast relating in any way to Borrower or the Indebtedness (except any such amounts sustained or incurred as the result of the gross negligence or willful misconduct of Coast or any of its directors, officers, employees, agents, attorneys, or any other person affiliated with or representing Coast). Notwithstanding any provision in this Guaranty to the contrary, the indemnity agreement set forth in this Section shall survive any termination or revocation of this Guaranty and shall for all purposes continue in full force and effect.

         9. Subordination. Any and all debts, liabilities and obligations owing from Borrower to Guarantor including any security for and guaranties of any such obligations, whether now existing or hereafter arising, are hereby subordinated in right of payment to the prior payment in full of all of the Indebtedness. Except as permitted in that certain Subordination Agreement between Guarantor and Coast dated as of the date hereof, and any written amendments there, no payment in respect of any such subordinated obligations shall at any time be made to or accepted by Guarantor if at the time of such payment any Indebtedness is outstanding unless Coast, in its sole discretion, agrees to such payment in writing. The agreement by Coast to a payment on account of subordinated debt shall not constitute an agreement to the payment of any other subordinated debt. If any Event of Default has occurred, all debts, liabilities and obligations owing form Borrower to Guarantor shall be subordinated, Borrower and any assignee, trustee in bankruptcy, receiver, or any other person having custody or control ever any or all of Borrower's property are hereby authorized and directed to pay to Coast the entire unpaid balance of the Indebtedness before making any payments whatsoever to Guarantor, whether as a creditor, shareholder, or otherwise; and insofar as may be necessary for that purpose, Guarantor hereby assigns and transfers to Coast all rights to any and all debts, liabilities and obligations owing from Borrower to Guarantor, including any security for and guaranties of any such obligations, whether now existing or hereafter arising, including without limitation any payments, dividends or distributions out of the business assets of Borrower. Any amounts received by Guarantor in violation of the foregoing provisions shall be received and held as trustee for the benefit of Coast and shall forthwith be paid over to Coast to be applied to the Indebtedness in such order and sequence as Coast shall in its sole discretion determine, without limiting or affecting any other right or remedy which Coast may have hereunder or otherwise and without otherwise affecting the liability of Guarantor hereunder. Guarantor hereby expressly waives any right to set-off or assert any counterclaim against Borrower.

         10. Revocation. This is a Continuing Guaranty relating to all of the Indebtedness, including Indebtedness arising under successive transactions which from time to time continue the Indebtedness or renew it after it has been satisfied. Guarantor, to the maximum extent permitted by law, waives all benefits of California Civil Code Section 2815 and Comparable Law, and agrees that the obligations of Guarantor hereunder may not be terminated or revoked in any manner except by giving written notice of revocation to Coast at its address above by registered first-class U.S. mail, postage prepaid, return receipt requested, and only as to new loans made by Coast to Borrower after actual receipt of such written notice by Coast. No termination or revocation of this Guaranty shall be effective until actual receipt or, if properly delivered to Coast in accordance herewith and Coast wrongfully or without just cause refuses to accept delivery, of said written notice of revocation by Coast. Notwithstanding such written notice of revocation or any other act of Guarantor or any other event or circumstance, Guarantor agrees that this Guaranty and all consents, waivers and other provisions hereof shall continue in full force and effect as to any and all Indebtedness which is outstanding on or before the day following actual receipt or, if properly delivered to Coast in accordance herewith and Coast wrongfully or without just cause refuses to accept delivery, of said written notice of revocation by Coast, and all extensions, renewals and modifications of said Indebtedness (including without limitation amendments, extensions, renewals and modifications which are evidenced by new or additional instruments, documents or agreements executed before receipt of revocation), and all attorneys' fees, court costs and collection charges, incurred before or after receipt of revocation, in endeavoring to collect or enforce any of the foregoing against Borrower, Guarantor or any other person liable thereon (whether or not suit be brought) and any other expenses of, for or incidental to collection thereof.

         11. Independent Liability. Guarantor hereby agrees that one or more successive or concurrent actions may be brought hereon against Guarantor, in the same action in which Borrower may be sued or in separate actions, as often as deemed advisable by Coast. The liability of Guarantor hereunder is exclusive and independent of any other guaranty of any or all of the Indebtedness whether executed by Guarantor or by any other guarantor (including without limitation any other persons signing this Guaranty). The liability of Guarantor hereunder shall not be affected, revoked, impaired, or reduced by any one or more of the following: (a) the fact that the Indebtedness exceeds the maximum amount of Guarantor's liability, if any, specified herein or elsewhere (and no agreement specifying a maximum amount of Guarantor's liability shall be enforceable unless set forth in a writing signed by Coast or set forth in this Guaranty); or (b) any direction as to the application of payment by Borrower or by any other party; or (c) any other continuing or restrictive guaranty or undertaking or any limitation on the liability of any other guarantor (whether under this Guaranty or under any other agreement); or (d) any payment on or reduction of any such other guaranty or undertaking; or (e) any revocation, amendment, modification or release of any such other guaranty or undertaking; or (f) any dissolution or termination of, or increase, decrease, or change in membership of any Guarantor which is a partnership. Guarantor hereby expressly represents that he was not induced to give this Guaranty by the fact that there are or may be other guarantors either under this Guaranty or otherwise, and Guarantor agrees that any release of any one or more of such other guarantors shall not release Guarantor from his obligations hereunder either in full or to any lesser extent.

         12. Financial Condition of Borrower. Guarantor is fully aware of the financial condition of Borrower and is executing and delivering this Guaranty at Borrower's request and based solely upon his own independent investigation of all matters pertinent hereto, and Guarantor is not relying in any manner upon any representation or statement of Coast with respect thereto. Guarantor represents and warrants that he is in a position to obtain, and Guarantor hereby assumes full responsibility for obtaining, any additional information concerning Borrower's financial condition and any other matter pertinent hereto as Guarantor may desire, and Guarantor is not relying upon or expecting Coast to furnish to him any information now or hereafter in Coast's possession concerning the same or any other matter. By executing this Guaranty, Guarantor knowingly accepts the full range of risks encompassed within a contract of continuing guaranty, which risks Guarantor acknowledges include without limitation the possibility that Borrower will incur additional Indebtedness for which Guarantor will be liable hereunder after Borrower's financial condition or ability to pay such Indebtedness has deteriorated and/or after bankruptcy or insolvency proceedings have been commenced by or against Borrower. Guarantor shall have no right to require Coast to obtain or disclose any information with respect to the

Indebtedness, the financial condition or character of Borrower, the existence of any collateral or security for any or all of the Indebtedness, the filing by or against Borrower of any bankruptcy or insolvency proceeding, the existence of any other guaranties of all or any part of the Indebtedness, any action or non-action on the part of Coast, Borrower, or any other person, or any other matter, fact, or occurrence.

         13. Reports and Financial Statements of Guarantor. Guarantor shall, at its sole cost and expense, at any time and from time to time, prepare or cause to be prepared, and provide to Coast upon Coast's request (i) such financial statements and reports concerning Guarantor for such periods of time as Coast may designate as are customarily prepared by Guarantor or which are required by the Loan Agreement and any other related document or agreement, (ii) any other information concerning Guarantor's business, financial condition or affairs as Coast may in the exercise of its good faith business judgment request, and (iii) copies of any and all foreign, federal, state and local tax returns and reports of or relating to Guarantor as Coast may from time to time request and Coast shall take reasonable steps to keep confidential all tax returns and reports obtained by Coast, but Coast shall have the right to disclose such documents and information contained therein to its auditors, regulatory agencies, and attorneys, and pursuant to any subpoena or other legal process. Guarantor hereby intentionally and knowingly waives any and all rights and privileges it may have not to divulge or deliver said tax returns, reports and other information which are requested by Coast hereunder or in any litigation in which Coast may be involved relating directly or indirectly to Borrower or to Guarantor. Guarantor further agrees immediately to give written notice to Coast of any material adverse change in Guarantor's financial condition and of any condition or event which constitutes an Event of Default under this Guaranty. All reports and information furnished to Coast hereunder shall be complete, accurate and correct in all respects. Whenever requested, Guarantor shall further deliver to Coast a certificate signed by Guarantor (and, if Guarantor is a partnership, by all general partners of Guarantor, in their individual capacities, and, if Guarantor is a corporation, by an officer of Guarantor approved by Coast) warranting and representing that all reports, financial statements and other documents and information delivered or caused to be delivered to Coast under this Guaranty, are complete, correct and thoroughly and accurately present the financial condition of Guarantor, and that there exists on the date of delivery of said certificate to Coast no condition or event which constitutes an Event of Default under this Guaranty.

         14. Representations and Warranties. Guarantor hereby represents and warrants that (i) it is in Guarantor's direct interest to assist Borrower in procuring credit, because Borrower is an affiliate of Guarantor, furnishes goods or services to Guarantor, purchases or acquires goods or services from Guarantor, and/or otherwise has a direct or indirect corporate or business relationship with Guarantor, and Guarantor has a financial interest and investment in Borrower, (ii) this Guaranty has been duly and validly authorized, executed and delivered and constitutes the valid and binding obligation of Guarantor, enforceable in accordance with its terms, and (iii) the execution and delivery of this Guaranty does not violate or constitute a default under (with or without the giving of notice, the passage of time, or both) any order, judgment, decree, instrument or agreement to which Guarantor is a party or by which it or its assets are affected or bound.

         15. Costs. Whether or not suit be instituted, Guarantor agrees to reimburse Coast on demand for all reasonable attorneys' fees and all other reasonable costs and expenses incurred by Coast in enforcing this Guaranty, or arising out of or relating in any way to this Guaranty, or in enforcing any of the Indebtedness against Borrower, Guarantor, or any other person, or in connection with any property of any kind securing all or any part of the Indebtedness. Without limiting the generality of the foregoing, and in addition thereto, Guarantor shall reimburse Coast on demand for all reasonable attorneys' fees and costs Coast incurs in any way relating to Guarantor, Borrower or the Indebtedness, in order to: obtain legal advice; enforce or seek to enforce any of its rights; commence, intervene in, respond to, or defend any action or proceeding; file, prosecute or defend any claim or cause of action in any action or proceeding (including without limitation any probate claim, bankruptcy claim, third-party claim, secured creditor claim, reclamation complaint, and complaint for relief from any stay under the Bankruptcy Code or otherwise); protect, obtain possession of, sell, lease, dispose of or otherwise enforce any security interest in or lien on any property of any kind securing any or all of the Indebtedness; or represent Coast in any litigation with respect to Borrower's or Guarantor's affairs. In the event either Coast or Guarantor files any lawsuit against the other predicated on a breach of this Guaranty, to the maximum extent permitted by law, the prevailing party in such action shall be entitled to recover its attorneys' fees and costs of suit from the non-prevailing party.

         16. Notices. Any notice which a party shall be required or shall desire to give to the other hereunder (except for notice of revocation, which shall be governed by Section 10 of this Guaranty) shall be given by personal delivery or by telecopier or by depositing the same in the United States mail, first class postage pre-paid, addressed to Coast at its address set forth in the heading of this Guaranty and to Guarantor at his address set forth under his signature hereon, and such notices shall be deemed duly given on the date of personal delivery or one day after the date telecopied or 3 business days after the date of mailing as aforesaid. Coast and Guarantor may change their address for purposes of receiving notices hereunder by giving written notice thereof to the other party in accordance herewith. Guarantor shall give Coast immediate written notice of any change in his address.

         17. Claims. Guarantor agrees that any claim or cause of action by Guarantor against Coast, or any of Coast's directors, officers, employees, agents, accountants or attorneys, based upon, arising from, or relating to this Guaranty, or any other present or future agreement between Coast and Guarantor or between Coast and Borrower, or any other transaction contemplated hereby or thereby or relating hereto or thereto, or any other matter, cause or thing whatsoever, whether or not relating hereto or thereto, occurred, done, omitted or suffered to be done by Coast, or by Coast's directors, officers, employees, agents, accountants or attorneys, whether sounding in contract or in tort or otherwise, shall be barred unless asserted by Guarantor by the commencement of an action or proceeding in a court of competent jurisdiction within Los Angeles County, California, by the filing of a complaint within one year after the first act, occurrence or omission upon which such claim or cause of action, or any part thereof, is based and service of a summons and complaint on an officer of Coast or any other person authorized to accept service of process on behalf of Coast, within 30 days thereafter. Guarantor agrees that such one year period is a reasonable and sufficient time for Guarantor to investigate and act upon any such claim or cause of action. The one year period provided herein shall not be waived, tolled, or extended except by a specific written agreement of Coast. This provision shall survive any termination of this Guaranty or any other agreement.

18. Construction; Severability. If more than one person has executed this Guaranty or hereafter executes this or a Guaranty of the obligations of Borrower (all or less than all Borrowers), the term "Guarantor" as used herein shall be deemed to refer to all and any one or more such persons and their obligations hereunder shall be joint and several. Without limiting the generality of the foregoing, if more than one person has executed this Guaranty, this Guaranty shall in all respects be interpreted as though each person signing this Guaranty had signed a separate Guaranty, and references herein to "other guarantors" or words of similar effect shall include without limitation other persons signing this Guaranty. As used in this Guaranty, the term "property" is used in its most comprehensive sense and shall mean all property of every kind and nature whatsoever, including without limitation real property, personal property, mixed property, tangible property and intangible property. Words used herein in the masculine gender shall include the neuter and feminine gender, words used herein in the neuter gender shall include the masculine and feminine, words used herein in the singular shall include the plural and words used in the plural shall include the singular, wherever the context so reasonably requires. If any provision of this Guaranty or the application thereof to any party or circumstance is held invalid, void, inoperative or unenforceable, the remainder of this Guaranty and the application of such provision to other parties or circumstances shall not be affected thereby, the provisions of this Guaranty being severable in any such instance.

         19. General Provisions. Coast shall have the right to seek recourse against Guarantor to the full extent provided for herein and in any other instrument or agreement evidencing obligations of Guarantor to Coast, and against Borrower to the full extent of the Indebtedness. No election in one form of action or proceeding, or against any party, or on any obligation, shall constitute a waiver of Coast's right to proceed in any other form of action or proceeding or against any other party. The failure of Coast to enforce any of the provisions of this Guaranty at any time or for any period of time shall not be construed to be a waiver of any such provision or the right thereafter to enforce the same. All remedies hereunder shall be cumulative and shall be in addition to all rights, powers and remedies given to Coast by law or under any other instrument or agreement. Time is of the essence in the performance by Guarantor of each and every obligation under this Guaranty. If Borrower is a corporation, partnership or other entity, Guarantor hereby agrees that Coast shall have no obligation to inquire into the power or authority of Borrower or any of its officers, directors, partners, or agents acting or purporting to act on its behalf, and any Indebtedness made or created in reliance upon the professed exercise of any such power or authority shall be included in the Indebtedness guaranteed hereby. This Guaranty is the entire and only agreement between Guarantor and Coast with respect to the guaranty of the Indebtedness of Borrower by Guarantor, and all representations, warranties, agreements, or undertakings heretofore or contemporaneously made, which are not set forth herein, are superseded hereby. No course of dealings between the parties, no usage of the trade, and no parol or extrinsic evidence of any nature shall be used or be relevant to supplement or explain or modify any term or provision of this Guaranty. There are no conditions to the full effectiveness of this Guaranty. The terms and provisions hereof may not be waived, altered, modified, or amended except in a writing executed by Guarantor and a duly authorized officer of Coast. All rights, benefits and privileges hereunder shall inure to the benefit of and be enforceable by Coast and its successors and assigns and shall be binding upon Guarantor and his heirs, executors, administrators, personal representatives, successors and assigns. Neither the death of Guarantor nor notice thereof to Coast shall terminate this Guaranty as to his estate, and, notwithstanding the death of Guarantor or notice thereof to Coast, this Guaranty shall continue in full force and effect with respect to all Indebtedness, including without limitation Indebtedness incurred or created after the death of Guarantor and notice thereof to Coast. Section headings are used herein for convenience only. Guarantor acknowledges that the same may not describe completely the subject matter of the applicable Section, and the same shall not be used in any manner to construe, limit, define or interpret any term or provision hereof.

         20. One Satisfaction. Notwithstanding any other provision of this Continuing Guaranty to the contrary, nothing herein shall permit Coast to receive more payments than which, in the aggregate, would be required under the Loan Agreement and all related documents and agreements as they may be modified, amended or supplemented from time to time, to indefeasibly satisfy, in full, any and all Obligations of Borrower to Coast.

         21. Governing Law; Venue and Jurisdiction. This instrument and all acts and transactions pursuant or relating hereto and all rights and obligations of the parties hereto shall be governed, construed, and interpreted in accordance with the internal laws of the State of California. In order to induce Coast to accept this Guaranty, and as a material part of the consideration therefor, Guarantor (i) agrees that all actions or proceedings relating directly or indirectly hereto shall, at the option of Coast, be litigated in courts located within Los Angeles County, California, (ii) consents to the jurisdiction of any such court and consents to the service of process in any such action or proceeding by personal delivery or any other method permitted by law; and (iii) waives any and all rights Guarantor may have to transfer or change the venue of any such action or proceeding.

         22. Mutual Waiver of Right to Jury Trial. COAST AND GUARANTOR HEREBY WAIVE THE RIGHT TO TRIAL BY JURY IN ANY ACTION, CLAIM, LAWSUIT OR PROCEEDING BASED UPON, ARISING OUT OF, OR IN ANY WAY RELATING TO: (i) THIS GUARANTEE OR ANY SUPPLEMENT OR AMENDMENT THERETO; OR (ii) ANY OTHER PRESENT OR FUTURE INSTRUMENT OR AGREEMENT BETWEEN COAST AND GUARANTOR UNLESS OTHERWISE EXPRESSLY AGREED TO IN WRITING ; OR (iii) ANY BREACH, CONDUCT, ACTS OR OMISSIONS OF COAST OR GUARANTOR OR ANY OF THEIR RESPECTIVE DIRECTORS, OFFICERS, EMPLOYEES, AGENTS, ATTORNEYS OR ANY OTHER PERSON AFFILIATED WITH OR REPRESENTING COAST OR GUARANTOR; IN EACH OF THE FOREGOING CASES, WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE.

         23. Unless and until the Indebtedness being guaranteed hereby is indefeasibly paid and satisfied in full, Guarantor will not, without the prior express written consent of Coast, pay or declare any dividends or distributions on the ownership interests in Guarantor except for (a) dividends or distributions payable solely in stock form of ownership interests in Guarantor and (b) dividends to Guarantor if, when and to the extent required by Guarantor in order to make regularly-scheduled payments of principal and interest on the 12 3/4% $75,000,000.00 Senior Notes issued by Guarantor, provided such dividends or payments on the 12 3/4% Senior Notes would not result in a Default or Event of Default by Borrower or Guarantor with respect to any of their respective obligations to Coast.

         23. Receipt of Copy. Guarantor acknowledges receipt of a copy of this Guaranty.

VIALOG CORPORATION


By       /s/John J. Dion
         ---------------
         John J. Dion

Title    Vice President - Finance

Address:         35 New England Business Center
                 Suite 160
                 Andover, Massachusetts 01810
                 Attention:  John Dion


Agreed:


COAST BUSINESS CREDIT(R), a division of Southern Pacific Bank


By       /s/Robert D. Peters
         -------------------
         Robert D. Peters

Title    Vice President

Address:         12121 Wilshire Boulevard
                 Suite 1111
                 Los Angeles, California 90025
                 Attention:  Edit Kondorosi
                             Sr. Vice President

STATE OF    Massachusetts                   )
                                            ) ss.
COUNTY OF   Essex                           )

         On October 1, 1998, before me, Therese J. LaPrade Commission expires May 28, 2004, Notary Public, personally appeared John Dion, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

                                              Witness my hand and official seal.


                                              /s/Therese J. LaPrade
                                              -------------------------------
                                              Therese J. LaPrade
                                                          (Seal)